March 4, 2019

BNY MELLON FUNDS TRUST

BNY Mellon Government Money Market Fund

BNY Mellon National Municipal Money Market Fund

Supplement to Current Investor Shares Prospectus

Effective on or about June 3, 2019 (the "Effective Date"), The Dreyfus Corporation, the primary mutual fund business of The Bank of New York Mellon Corporation, will change its name to "BNY Mellon Investment Adviser, Inc."  As of the Effective Date, all information in the funds' prospectus relating to "The Dreyfus Corporation" or "Dreyfus" will relate to "BNY Mellon Investment Adviser, Inc."  In addition, as of the Effective Date, BNY Mellon Investment Adviser, Inc. will serve as the funds' investment adviser directly and not through BNY Mellon Fund Advisers, currently a division of Dreyfus.

On the Effective Date, Dreyfus Brokerage Services will change its name to "BNY Mellon Brokerage Services."  As of the Effective Date, all information in the funds' prospectus relating to "Dreyfus Brokerage Services" will relate to "BNY Mellon Brokerage Services."

On the Effective Date, MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus and the funds' distributor, will change its name to "BNY Mellon Securities Corporation."  As of the Effective Date, all information in the funds' prospectus relating to "MBSC Securities Corporation" or "MBSC" will relate to "BNY Mellon Securities Corporation."

As of the Effective Date, references to the "Dreyfus Family of Funds" in the funds' prospectus will refer to the "BNY Mellon Family of Funds."  In addition, as of the Effective Date, references to "dreyfus.com" in the fund's prospectus will be replaced with "bnymellonim.com/us."

As of the Effective Date, the address of Dreyfus (BNY Mellon Investment Adviser, Inc.) is 240 Greenwich Street, New York, New York 10286.

The changes described above will have no effect on fund shareholders or their fund accounts.

0559-0576S0319